1st Quarter 2026 Earnings Presentation April 28, 2026 Exhibit 99.2

Safe Harbor Statement Disclosures in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, those relating to future financial and operational results, market and broader economic conditions and guidance. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. This includes annual guidance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those projected, anticipated or implied is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Form 10-K and Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”), including our quarterly report for the three months ended March 31, 2026, that the Company expects to file today. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-Generally Accepted Accounting Principles (“GAAP”) financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrong.com. The guidance in this presentation is only effective as of the date given, April 28, 2026, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance.

Basis of Presentation Explanation Results throughout this presentation are presented on a normalized basis. We remove the impact of certain discrete expenses and income in certain measures including adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), adjusted diluted earnings per share (“EPS”) and adjusted free cash flow. The Company excludes certain acquisition related expenses (i.e. – impact of adjustments related to the fair value of inventory, third-party professional fees and changes in the fair value of contingent consideration for acquisitions). The Company also excludes all acquisition-related intangible amortization from adjusted net earnings and in calculations of adjusted diluted EPS. Examples of other excluded items have included plant closures, restructuring charges and related costs, impairments, separation costs and other cost reduction initiatives, environmental site expenses and environmental insurance recoveries, endowment level charitable contributions, the impact of defined benefit plan settlements, gains and losses on sales or impairment of fixed assets, and certain other gains and losses. The Company also excludes income/expense from its U.S. Retirement Income Plan (“RIP”) in the non-GAAP results as it represents the actuarial net periodic benefit credit/cost recorded. For all periods presented, the Company was not required to and did not make cash contributions to the RIP based on guidelines established by the Pension Benefit Guaranty Corporation, nor does the Company expect to make cash contributions to the plan in 2026. Adjusted free cash flow is defined as cash from operating and investing activities, adjusted to remove the impact of cash used or proceeds received for acquisitions and divestitures, environmental site expenses and environmental insurance recoveries. Management's adjusted free cash flow measure includes returns of investment from the Worthington Armstrong Venture (“WAVE”) and cash proceeds received from the settlement of company-owned life insurance policies, which are presented within investing activities on our consolidated statement of cash flows. Investors should not consider non-GAAP measures as a substitute for GAAP measures. Excluding adjusted diluted EPS, non-GAAP figures are rounded to the nearest million and corresponding percentages are based on unrounded figures. Operating Segments: “MF”: Mineral Fiber, “AS”: Architectural Specialties, “UC”: Unallocated Corporate. We define “organic” as total company and/or AS results excluding the impact of the February 2026 acquisition of Event Scape Inc. and Eventscape U.S. Holdings Inc. (collectively, “Eventscape”), the December 2025 acquisition of FGM-Parallel LLC (“Parallel”) and the September 2025 acquisition of Geometrik Manufacturing, Inc. (“Geometrik”). All dollar figures throughout the presentation are in $ millions, expect per share data, and all comparisons are versus prior year unless otherwise noted. Figures may not sum due to rounding.

GAAP and non-GAAP Financial Results AWI Consolidated Results Q1 2026 Q1 2025 Net sales $409.9 $382.7 Net earnings $66.8 $69.1 Operating income $94.2 $98.5 Adj. EBITDA* $130 $129 Operating income margin (operating income % of net sales) 23.0% 25.7% Adj. EBITDA margin* (Adj. EBITDA % of net sales) 31.7% 33.6% Diluted net earnings per share $1.55 $1.58 Adj. diluted net earnings per share* $1.69 $1.66 Net cash (used for) provided by operating & investing activities ($19.3) $47.0 Adj. free cash flow* $47 $48 Net cash provided by operating & investing activities % of net sales (4.7%) 12.3% Adj. free cash flow margin* (Adj. free cash flow % of net sales) 11.5% 12.5% Segment Results Q1 2026 Q1 2025 MF AS UC MF AS UC Net sales $257.2 $152.7 - $245.1 $137.6 - Operating income (loss) $85.5 $9.3 ($0.6) $84.5 $14.8 ($0.8) Adj. EBITDA* $109 $21 - $105 $24 - Operating income margin (Operating income % of net sales) 33.2% 6.1% NM 34.5% 10.8% NM Adj. EBITDA margin* (Adj. EBITDA % of net sales) 42.4% 13.6% NM 43.0% 17.1% NM *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. “NM”: Not meaningful.

$410M (+7% VPY) Net Sales $130M (+1% VPY) Adj. EBITDA* $1.69 (+2% VPY) Adj. Diluted EPS* $47M (-1% VPY) Adj. Free Cash Flow* 1st Quarter 2026 Key Takeaways Solid Sales Growth with Muted Adj. EBITDA* Growth *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. 1. Average Unit Value (“AUV”). Includes both like-for-like price and mix impacts. | 2. Recent acquisitions include Eventscape, Parallel and Geometrik. Net Sales up 7% and Adj. EBITDA* up 1% Total company Adj. EBITDA margin* of 31.7% impacted primarily by short-term headwinds in the Architectural Specialties segment Mineral Fiber segment Adj. EBITDA* up 4% Adj. EBITDA margin* of 42.4%, with strong AUV1 and positive volumes Architectural Specialties segment Adj. EBITDA* down 12% Double-digit AS sales driven by solid organic growth and recent acquisitions2; AS Organic Adj. EBITDA margin* of 14.5% impacted by a non-recurring tariff adjustment 2026 Guidance Update Continue to expect 8% to 10% Net Sales growth, 8% to 12% Adj. EBITDA* growth and 9% to 14% Adj. Free Cash Flow* growth; Modestly raising Adj. Diluted EPS* range to 10% to 14% growth driven by higher share repurchases

Mineral Fiber Q1 2026 Results AUV Growth and Positive Volume Drive Strong Results Net Sales Growth VPY Q1 Mineral Fiber Key Highlights ● Top-line AUV growth of 4% primarily driven by favorable like-for-like price ● Slightly positive volume driven by solid commercial execution in a flattish market ● Higher input costs primarily due to raw material and energy inflation and unfavorable inventory valuation impacts ● Increase in SG&A primarily driven by lower deferred compensation gains ● Adj. EBITDA margin* of 42.4% Adj. EBITDA* VPY Q1 2025 Adj. EBITDA* $105 AUV 9 Volume 1 Manufacturing1 (1) Input Costs2 (3) SG&A1 (2) WAVE Equity Earnings 1 2026 Adj. EBITDA* $109 % Change 4% +5% *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. Excludes the change in depreciation and amortization throughout the presentation. Includes raw material, energy and freight impacts, in addition to inventory valuation impacts.

Architectural Specialties Q1 2026 Results Sales Growth with Earnings Primarily Impacted by Short-Term Headwinds Adj. EBITDA* VPY Q1 2025 Adj. EBITDA* $24 Sales 7 Manufacturing1 (7) SG&A1 (3) 2026 Adj. EBITDA* $21 % Change (12%) Q1 Architectural Specialties Key Highlights ● Sales growth driven by solid organic growth and recent acquisitions ● Manufacturing costs negatively impacted by a non-recurring tariff adjustment ● Increase in SG&A expenses primarily due to higher selling expenses in support of growth ● Recent acquisitions add incremental costs, as expected … $2M increase in manufacturing costs and $1M increase in SG&A expenses ● Adj. EBITDA margin* of 13.6% and AS Organic Adj. EBITDA margin* of 14.5% ● Strong order intake expected to support solid second-half organic growth Net Sales Growth VPY 11% *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. Excludes the change in depreciation and amortization throughout the presentation.

Q1 2026 Consolidated Company Key Metrics Strong Sales Growth with Earnings Pressured by Discrete Headwinds Q1 2025 Q1 2026 Variance Net Sales $383 $410 7% Adj. EBITDA* $129 $130 1% Adj. EBITDA Margin* (Adj. EBITDA % of Net Sales) 33.6% 31.7% (190bps) AWI Organic Adj. EBITDA Margin* (Adj. EBITDA % of Net Sales) 33.6% 32.2% (140bps) Adj. Diluted Net Earnings Per Share* $1.66 $1.69 2% 1 2 1 *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. Excludes the change in depreciation and amortization throughout the presentation. Includes raw material, energy and freight impacts, in addition to inventory valuation impacts.

Adjusted Free Cash Flow* Funds All Capital Allocation Priorities Q1 2026 Capital Deployment Q1 2026 Adj. Free Cash Flow* Down 1% vs PY *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. Includes cash earnings, working capital, and other current assets and liabilities and proceeds from company-owned officer life insurance. 2025 Adj. Operating cash flow and other1 CapEx Interest Paid WAVE Dividends 2026

Expecting strong growth across all key metrics Updated Full Year 2026 Guidance Commentary1 $1,745M to $1,785M 8% to 10% YoY Net Sales Prior: $8.05 to $8.35 9% to 13% YoY Adjusted Diluted EPS* $600M to $620M 8% to 12% YoY Adjusted EBITDA* $375M to $395M 9% to 14% YoY Adjusted Free Cash Flow* Expect Mineral Fiber volume flat to up 1% on slightly improving market conditions and growth initiatives Expect Mineral Fiber AUV growth ~6% … delivering Adj. EBITDA Margin* expansion WAVE equity earnings expected to grow mid-single digits Organic AS high-single-digit top line growth … Adj. EBITDA Margin* of 19-20% Guidance includes recent acquisition of Eventscape … adds incremental Sales and Adj. EBITDA* growth to Architectural Specialties *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. Additional assumptions available in the appendix of this presentation. $8.15 to $8.45 10% to 14% YoY

Appendix

Full Year 2026 Assumptions Segment Net Sales Adjusted EBITDA Margin Mineral Fiber 6% to 7% growth ~44% (prior: > 43.5%) Architectural Specialties Mid-teens % growth ~19% (prior: > 19%) Consolidated Metrics Full Year 2026 Capital expenditures $100M to $110M Depreciation and amortization $119M to $124M Interest expense $27M to $29M (prior: $25M to $28M) Book / cash tax rate ~25% / ~22% Shares outstanding ~43M (prior ~43 to 43.5M) Cash return of investment from joint venture $114M to $122M Shipping Days vs Prior Year 2025 2026 Q1 (1) - Q2 - - Q3 - - Q4 - - Full Year (1) - 12 *Non-GAAP measure.

RIP expense represents only the plan service cost that is recorded within Operating income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of third-party professional fees and changes in fair value of contingent consideration. Represents acquisition-related intangible amortization, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles. Adjusted income tax expense is calculated using the effective tax rate multiplied by the adjusted net earnings before income taxes. For the Three Months Ended March 31, 2026 2025 Net sales $410 $383 Net earnings $67 $69 Add: Income tax expense 22 22 Earnings before income taxes $88 $91 Add: Interest/other income and expense, net 6 8 Operating income $94 $99 Add: RIP expense1 1 1 Add: Acquisition-related impacts2 3 - Add: Severance and cost reduction actions 3 - Adjusted operating income $100 $99 Add: Depreciation and amortization 30 29 Adjusted EBITDA $130 $129 Operating income margin 23.0% 25.7% Adjusted EBITDA margin 31.7% 33.6% For the Three Months Ended March 31, 2026 2025 Net earnings $67 $69 Add: Income tax expense 22 22 Earnings before income taxes $88 $91 Add: Acquisition-related impacts2 3 - Add: Acquisition-related amortization3 4 4 Add: Severance and cost reduction actions 3 - Adjusted net earnings before income taxes $97 $96 (Less): Adjusted income tax expense4 (24) (23) Adjusted net earnings $73 $73 Diluted shares outstanding 43.2 43.8 Effective tax rate 24% 24% Diluted net earnings per share $1.55 $1.58 Adjusted diluted net earnings per share $1.69 $1.66 Adjusted EBITDA Reconciliation Adjusted Diluted EPS Reconciliation

Contingent consideration payments related to acquisitions that were recorded as components of net cash provided by operating activities. RIP expense represents only the plan service cost that is recorded within Operating income (loss). For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of third-party professional fees and changes in fair value of contingent consideration. “NM”: Not meaningful. For the Three Months Ended March 31, 2026 2025 Net cash provided by operating activities $32 $41 Net cash (used for) provided by investing activities ($51) $6 Net cash (used for) provided by operating and investing activities ($19) $47 Add: Acquisitions, net of cash acquired 65 - Add: Contingent consideration in excess of acquisition-date fair value1 2 1 Adjusted free cash flow $47 $48 For the Three Months Ended March 31, MF AS UC UNALLOCATED CORPORATE 2026 2025 2026 2025 2026 2025 Net sales $257 $245 $153 $138 - - Operating income (loss) $86 $85 $9 $15 ($1) ($1) Add: RIP expense2 - - - - 1 1 Add: Acquisition-related impacts3 - - 3 - - - Add: Severance and cost reduction actions 2 - 1 - - - Adjusted operating income $87 $85 $13 $15 - - Add: Depreciation and amortization 22 21 8 9 - - Adjusted EBITDA $109 $105 $21 $24 - - Operating income margin (Operating income % of net sales) 33.2% 34.5% 6.1% 10.8% NM NM Adjusted EBITDA margin (Adjusted EBITDA % of net sales) 42.4% 43.0% 13.6% 17.1% NM NM Adjusted Free Cash Flow Reconciliation Segment Adj. EBITDA Reconciliation

For the Three Months Ended March 31, Total AS Recent Acquisitions1 AS Organic UNALLOCATED CORPORATE 2026 2025 2026 2025 2026 2025 Net sales $153 $138 $5 - $147 $138 Operating income $9 $15 ($2) - $12 $15 Add: Acquisition-related impacts2 3 - 2 - 1 - Add: Severance and cost reduction actions 1 - - - 1 - Adjusted operating income $13 $15 ($1) - $14 $15 Add: Depreciation and amortization 8 9 - - 8 9 Adjusted EBITDA $21 $24 ($1) - $21 $24 Operating income margin (Operating income % of net sales) 6.1% 10.8% (45.6%) - 8.0% 10.8% Adjusted EBITDA margin (Adjusted EBITDA % of net sales) 13.6% 17.1% (10.7%) - 14.5% 17.1% AS Organic Adj. EBITDA Reconciliation Recent acquisitions include the February 2026 acquisition of Eventscape, the December 2025 acquisition of Parallel and the September 2025 acquisition of Geometrik. Represents the impact of third-party professional fees and changes in fair value of contingent consideration.

Recent acquisitions include the February 2026 acquisition of Eventscape, the December 2025 acquisition of Parallel and the September 2025 acquisition of Geometrik. RIP expense represents only the plan service cost that is recorded within Operating income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of third-party professional fees and changes in fair value of contingent consideration. For the Three Months Ended March 31, Total AWI Recent Acquisitions1 AWI Organic UNALLOCATED CORPORATE 2026 2025 2026 2025 2026 2025 Net sales $410 $383 $5 - $405 $383 Operating income $94 $99 ($2) - $97 $99 Add: RIP expense2 1 1 - - 1 1 Add: Acquisition-related impacts3 3 - 2 - 1 - Add: Severance and cost reduction actions 3 - - - 3 - Adjusted operating income $100 $99 ($1) - $101 $99 Add: Depreciation and amortization 30 29 - - 30 29 Adjusted EBITDA $130 $129 ($1) - $130 $129 Operating income margin (Operating income % of net sales) 23.0% 25.7% (45.6%) - 23.9% 25.7% Adjusted EBITDA margin (Adjusted EBITDA % of net sales) 31.7% 33.6% (10.7%) - 32.2% 33.6% AWI Organic Adj. EBITDA Reconciliation

Full Year 2026 Low High Net earnings $339 $348 Add: Income tax expense 113 116 Earnings before income taxes $452 $464 Add: Interest expense 27 29 Add: Other non-operating (income), net (5) (4) Operating income $474 $489 Add: RIP expense1 2 2 Add: Acquisition-related impacts2 3 3 Add: Severance and cost reduction actions 3 3 Adjusted operating income $481 $496 Add: Depreciation and amortization 119 124 Adjusted EBITDA $600 $620 RIP expense represents only the plan service cost that is recorded within Operating income. We do not expect to make cash contributions to our RIP. Represents the impact of third-party professional fees and changes in fair value of contingent consideration. Contingent consideration payments related to acquisitions that were recorded as components of net cash provided by operating activities. RIP (credit) represents the entire actuarial net periodic pension (credit) recorded as a component of net earnings. We do not expect to make any cash contributions to our RIP. Represents acquisition-related intangible amortization, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles. Adjusted income tax expense is based on an adjusted effective tax rate of approximately 25%, multiplied by adjusted earnings before income taxes. Adjusted diluted EPS guidance for 2026 is calculated based on approximately 43 million of diluted shares outstanding. 2026 Adj. EBITDA Guidance Reconciliation 17 Full Year 2026 Low High Net earnings $339 $348 Add: Income tax expense 113 116 Earnings before income taxes $452 $464 (Less): RIP (credit)4 (1) (1) Add: Acquisition-related amortization5 14 16 Add: Acquisition-related impacts2 3 3 Add: Severance and cost reduction actions 3 3 Adjusted earnings before income taxes $470 $484 (Less): Adjusted income tax expense6 (117) (121) Adjusted net earnings $352 $363 Diluted net earnings per share $7.84 $8.11 Adjusted diluted net earnings per share7 $8.15 $8.45 2026 Adj. Diluted EPS Guidance Reconciliation Full Year 2026 Low High Net cash provided by operating activities $295 $317 Add: Return of investment from joint venture 114 122 (Less): Capital expenditures (100) (110) Add: Acquisitions, net of cash acquired 65 65 Add: Contingent consideration in excess of acquisition-date fair value3 2 2 Adjusted Free Cash Flow $375 $395 2026 Adj. Free Cash Flow Guidance Reconciliation